UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2016 (May 19, 2016)

Communications Sales & Leasing, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building Suite 300 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2016 annual meeting of stockholders (the “Annual Meeting”) of Communications Sales & Leasing, Inc. (the “Company”) was held on May 19, 2016.  During the Annual Meeting, the Company’s stockholders voted on four proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 6, 2016. The voting results for each of the proposals are as follows.

1.	Election of Directors. The four director nominees named in the Proxy Statement were elected to the Company’s Board of Directors by the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Jennifer S. Banner	97,357,167	1,497,674	238,350	35,691,955
Francis X. (“Skip”) Frantz	97,136,176	1,699,469	257,546	35,691,955
Kenneth A. Gunderman	97,460,629	1,380,554	252,008	35,691,955
David L. Solomon	97,361,081	1,478,724	253,386	35,691,955

2.

Advisory Vote to Approve Executive Compensation.  The stockholders approved an advisory non-binding resolution approving the compensation of the Company’s named executive officers by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
96,268,378	2,302,366	522,447	35,691,955

3.

Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation.  The stockholders recommended, on an advisory non-binding basis, that the Company hold future advisory votes on executive compensation every year by the following votes:

Every Year	Every Two Years	Every Three Years	Votes Abstained	Broker Non-Votes
88,377,627	678,955	9,216,255	820,354	35,691,955

Consistent with the stockholders’ advisory vote, the Company’s Board of Directors has determined that the Company will hold advisory votes to approve the compensation of the Company’s named executive officers on an annual basis. These annual advisory votes will continue each year until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2022.

4.

Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accountant.  The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountant for 2016 by the following votes:

Votes For	Votes Against	Votes Abstained
133,827,798	594,572	362,776

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2016	COMMUNICATIONS SALES & LEASING, INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President – General Counsel and Secretary